                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]   Preliminary Proxy Statement           [ ]   Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                  NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No Fee Required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement no.:

(3) Filing party:

(4) Date filed:

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois
NOVEMBER 17, 1999                                             60606
                                                              800-257-8787

NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND
NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.
NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND
NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND

October 15, 1999

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund and Nuveen Virginia Premium Income Municipal Fund each a Massachusetts business trust, and each of Nuveen New York Municipal Value Fund, Inc. ("New York Value"), Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., and Nuveen Insured New York Premium Income Municipal Fund, Inc., each a Minnesota corporation (each fund individually, a "Fund" and, collectively, the "Funds"), will be held in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, November 17, 1999, at 10:00 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the meeting:

1. To elect Members to the Board of each Fund as outlined below:

    a. For each Fund except New York Value, to elect seven (7) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified:

        i.) five (5) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred ("MuniPreferred"), voting together as a single class, and;

        ii.) two (2) Board Members to be elected by the holders of MuniPreferred only, voting as a single class.

    b. For New York Value, to elect one (1) Board Member for a three year term and until a successor shall have been duly elected and qualified.

2. To ratify the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

3. To transact such other business as may properly come before the Annual
Meeting.

Shareholders of record of each Fund at the close of business on September 22, 1999 are entitled to notice of and to vote at that Fund's Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER PROVIDED ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER PROVIDED ON THE PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Gifford R. Zimmerman
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
OCTOBER 15, 1999                                              Chicago, Illinois
                                                              60606
                                                              800-257-8787

NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND
NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.
NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND
NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Board of Trustees, as the case may be, (each a "Board" and each director or trustee a "Board Member") of each of Nuveen Connecticut Premium Income Municipal Fund ("Connecticut Premium"), Nuveen Georgia Premium Income Municipal Fund ("Georgia Premium"), Nuveen Maryland Premium Income Municipal Fund ("Maryland Premium"), Nuveen Massachusetts Premium Income Municipal Fund ("Massachusetts Premium"), Nuveen Missouri Premium Income Municipal Fund ("Missouri Premium"), Nuveen North Carolina Premium Income Municipal Fund ("North Carolina Premium"), Nuveen Virginia Premium Income Municipal Fund ("Virginia Premium"), Nuveen New York Municipal Value Fund, Inc. ("New York Value"), Nuveen New York Performance Plus Municipal Fund, Inc. ("New York Performance"), Nuveen New York Investment Quality Municipal Fund, Inc. ("New York Investment"), Nuveen New York Select Quality Municipal Fund, Inc. ("New York Select"), Nuveen New York Quality Income Municipal Fund, Inc. ("New York Quality"), and Nuveen Insured New York Premium Income Municipal Fund, Inc. ("Insured New York") (the aforementioned New York Funds will be referred to collectively as the "New York Funds") (each Fund individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on November 17, 1999 (for each Fund, an Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the nominees as listed in this Joint Proxy Statement, and FOR ratification of the selection of Ernst & Young LLP as independent auditors. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for the Fund's Annual Meeting is in the best interest of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

The following table indicates which shareholders are solicited with respect to each matter:

-----------------------------------------------------------------------------------
MATTER                                          COMMON SHARES    MuniPreferred(1)
-----------------------------------------------------------------------------------
 Election of Board Members by all shareholders   X                X
 (except New York Value) (Robert P. Bremner,
 Lawrence H. Brown, Anne E. Impellizzeri, Peter
 R. Sawers and Judith M. Stockdale nominated)
-----------------------------------------------------------------------------------
 Election of Board Members by MuniPreferred      N/A              X
 only (except New York Value) (William J.
 Schneider and Timothy R. Schwertfeger
 nominated)
-----------------------------------------------------------------------------------
 Election of Board Member for New York Value by  X                N/A
 all Shareholders (Anne E. Impellizzeri
 nominated)
-----------------------------------------------------------------------------------
 Ratification of the Selection of Auditors       X                X (N/A New
                                                                  York Value)
-----------------------------------------------------------------------------------

(1) "MuniPreferred" means "Municipal Auction Rate Cumulative Preferred."

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred of each Fund (except New York Value), 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted for a vote of the shareholders of the New York Funds, abstentions and broker non-votes will be treated as shares voted against the election of Board Members and against ratification of the selection of independent auditors. For purposes of determining the approval of the matters submitted for a vote of the shareholders of each Fund other than the New York Funds, abstentions and broker non-votes will have no effect on the election of Board Members and will have the same effect as shares voted against ratification of the selection of independent auditors. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

Those persons who were shareholders of record at the close of business on September 22, 1999 will be entitled to one vote for each share held. As of September 22, 1999 shares of the Funds were issued and outstanding as follows:

-------------------------------------------------------------------------------------
           FUND                    COMMON SHARES                MuniPreferred
-------------------------------------------------------------------------------------
 Connecticut Premium                  5,213,787                 1,532 Series TH
-------------------------------------------------------------------------------------
 Georgia Premium                      3,743,490                 1,112 Series TH
-------------------------------------------------------------------------------------
 Maryland Premium                    10,451,380                 1,404 Series W
                                                                1,760 Series TH
-------------------------------------------------------------------------------------
 Massachusetts Premium                4,644,633                 1,360 Series TH
-------------------------------------------------------------------------------------
 Missouri Premium                     2,159,364                  640 Series TH
-------------------------------------------------------------------------------------
 New York Value                      15,120,364                 N/A
-------------------------------------------------------------------------------------
 New York Performance                14,934,432                 1,600 Series M
                                                                 800 Series T
                                                                2,000 Series W
                                                                 572 Series F
-------------------------------------------------------------------------------------
 New York Investment                 17,685,252                  960 Series M
                                                                2,400 Series T
                                                                2,400 Series F
-------------------------------------------------------------------------------------
 New York Select                     23,375,748                 1,720 Series T
                                                                2,400 Series W
                                                                3,600 Series TH
-------------------------------------------------------------------------------------
 New York Quality                    24,059,712                 2,200 Series M
                                                                2,200 Series W
                                                                2,400 Series TH
                                                                1,080 Series F
-------------------------------------------------------------------------------------
 Insured New York                     8,295,141                 1,320 Series M
                                                                1,280 Series T
-------------------------------------------------------------------------------------
 North Carolina Premium               6,265,098                 1,872 Series TH
-------------------------------------------------------------------------------------
 Virginia Premium                     8,637,023                  832 Series T
                                                                1,720 Series TH
-------------------------------------------------------------------------------------

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about October 15, 1999.

1. ELECTION OF BOARD MEMBERS OF EACH FUND

At each Fund's Annual Meeting (except New York Value), seven (7) Board Members are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents (except New York Value), under normal circumstances holders of MuniPreferred are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class. Pursuant to the organizational documents of New York Value, the Board is divided into three classes, with each class being elected to serve a term of three years. This year one (1) Board Member is to be elected at this meeting to serve on the Board of New York Value for a three year term.

FOR CONNECTICUT PREMIUM, GEORGIA PREMIUM, MARYLAND PREMIUM, MASSACHUSETTS PREMIUM, MISSOURI PREMIUM, NEW YORK PERFORMANCE, NEW YORK INVESTMENT, NEW YORK SELECT, NEW YORK QUALITY, INSURED NEW YORK, NORTH CAROLINA PREMIUM AND VIRGINIA PREMIUM. As indicated above, holders of MuniPreferred are entitled to elect two of the Board Members. Messrs. Schneider and Schwertfeger are nominees for election by holders of the MuniPreferred. The five remaining Board Members are to be elected by holders of the Common Shares and the Preferred Shares, voting together as a single class. Messrs. Bremner, Brown and Sawers and Mses. Impellizzeri and Stockdale are nominees for election by all shareholders.

FOR NEW YORK VALUE. The Board of New York Value has designated Ms. Impellizzeri as a Class II Board Member and as a nominee for Board Member for a term expiring at the Annual Meeting of Shareholders in the year 2002, and until her successor has been duly elected and qualified. The remaining Board Members, Messrs. Bremner, Brown, Sawers, Schneider and Schwertfeger and Ms. Stockdale are current and continuing Board Members. The term of Messrs. Bremner and Schneider and Ms. Stockdale as Class III Board Members expires in 2000. The term of Messrs. Brown, Sawers and Schwertfeger as Class I Board Members expires in 2001.

The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will be required to elect Board Members of the New York Funds. For each other Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of those Funds.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination for election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board.

The table below shows each nominee's birthdate, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a Board Member of each Fund and the number of Common Shares of the Funds and of all Nuveen Funds which each nominee beneficially owned as of September 30, 1999. All of the nominees were last elected to the Board at the 1998 annual meeting of shareholders except for New York Value which only elected Class I Board Members. Currently there is a vacancy on each Board. No candidate has been selected to fill this vacancy.

Other than Mr. Schwertfeger, none of the Board Members have ever been a director or an employee of John Nuveen & Co. Incorporated or any affiliate.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES

                                                                              FULL COMMON SHARES
                                                                              BENEFICIALLY OWNED
                                                                              SEPTEMBER 30, 1999
                                             YEAR FIRST ELECTED           ----------------------
NAME, BIRTHDATE AND PRINCIPAL OCCUPATION OF  OR APPOINTED                             ALL NUVEEN
NOMINEES AS OF SEPTEMBER 30, 1999(1)         A BOARD MEMBER               THE FUNDS     FUNDS(2)
------------------------------------------------------------------------------------------------
Robert P. Bremner, 8/22/40(3)                1997--All Funds               0            12,775
Board Member of the Funds; private investor
and management consultant.
Lawrence H. Brown, 7/29/34(4)                1993--All Funds               0             8,266
Board Member of the Funds; retired in
August 1989 as Senior Vice President of The
Northern Trust Company (banking and trust
industry).
Anne E. Impellizzeri, 1/26/33(5)             1994--All Funds               1,000         4,955
Board Member of the Funds; Executive                                       (New
Director (since 1998) of Manitoga Center                                   York
for Russel Wright's design/home and                                        Select)
landscape), formerly President and Chief
Executive Officer of Blanton-Peale
Institute (a training and counseling
organization).
Peter R. Sawers, 4/3/33(4)                   1991--New York Value          0            14,161
Board Member of the Funds; Adjunct           New York Performance
Professor of Business and Economics,         New York Investment
University of Dubuque, Iowa; Adjunct         New York Select
Professor, Lake Forest Graduate School of    New York Quality
Management, Lake Forest, Illinois;           1992--Insured New York
Chartered Financial Analyst; Certified       1993--Connecticut Premium
Management Consultant.                       Georgia Premium
                                             Maryland Premium
                                             Massachusetts Premium
                                             Missouri Premium
                                             North Carolina Premium
                                             Virginia Premium
William J. Schneider, 9/24/44(3)(6)          1997--All Funds               0            41,274
Board Member of the Funds; Senior partner
and Chief Operating Officer,
Miller-Valentine Partners; Vice President,
Miller-Valentine Group (commercial real
estate); Member, Community Advisory Board,
National City Bank, Dayton, Ohio.

                                                                              FULL COMMON SHARES
                                                                              BENEFICIALLY OWNED
                                                                              SEPTEMBER 30, 1999
                                             YEAR FIRST ELECTED           ----------------------
NAME, BIRTHDATE AND PRINCIPAL OCCUPATION OF  OR APPOINTED                             ALL NUVEEN
NOMINEES AS OF SEPTEMBER 30, 1999(1)         A BOARD MEMBER               THE FUNDS     FUNDS(2)
------------------------------------------------------------------------------------------------
*Timothy R. Schwertfeger, 3/28/49(4)(6)      1994--All Funds               0           231,579
Chairman of the Board (since July 1996) and
President (since July 1999) of the Funds;
Chairman (since May 1999), Trustee and
President (since July 1996) of the Funds
advised by Nuveen Institutional Advisory
Corp.; Chairman (since July 1996) and
Director, previously Executive Vice
President, of The John Nuveen Company, John
Nuveen & Co. Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional Advisory
Corp.; Director (since 1996) of
Institutional Capital Corporation; Chairman
and Director (since January 1997) of Nuveen
Asset Management, Inc.; Chairman and
Director of Rittenhouse Financial Services,
Inc. (since 1999).
Judith M. Stockdale, 12/29/47(3)             1997--All Funds               0               706
Board Member of the Funds; Executive
Director (since 1994) of the Gaylord and
Dorothy Donnelley Foundation, a private
family foundation; prior thereto, Executive
Director (from 1990 to 1994) of the Great
Lakes Protection Fund.
------------------------------------------------------------------------------------------------

(*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

(1) As of September 30, 1999, the Board Members and nominees were board members of 37 Nuveen open-end funds and 54 closed-end funds managed by Nuveen Advisory Corp. ("NAC Funds"). In addition, Mr. Schwertfeger is a board member of six open-end and five closed-end funds managed by Nuveen Institutional Advisory Corp. ("NIAC Funds").

(2) The number of shares shown reflects the aggregate number of common shares beneficially owned in all of the NAC and NIAC funds referred to in note (1) above (excluding money market funds). Includes share equivalents of certain Nuveen funds in which the Board member is deemed to be invested pursuant to the Funds' Deferred Compensation Plan as more fully described below. Includes for Mr. Schwertfeger shares held in Nuveen's 401(k)/profit sharing plan. Certain Shares may be held in the name of, or jointly with, a director's spouse or a director may have disclaimed beneficial ownership of certain Shares.

(3) Messrs. Bremner and Schneider and Ms. Stockdale are continuing Class III Board Members of New York Value whose term will expire in 2000.

(4) Messrs. Brown, Sawers and Schwertfeger are continuing Class I Board Members of New York Value whose term will expire in 2001.

(5) Ms. Impellizzeri is a Class II Board Member of New York Value and has been nominated for a term to expire in 2002.

(6) Messrs. Schneider and Schwertfeger are Board nominees to be elected by holders of MuniPreferred for all Funds except New York Value.

The Board Members affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Board Members who are not affiliated with Nuveen or the Adviser receive a $15,000 quarterly retainer ($60,000 annually) for serving as a board member of all funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee or the dividend committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes. Effective January 1, 1999, the Board of Directors/Trustees of certain Nuveen Funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Directors and Trustees. Under the plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of their fees. New York Performance, New York Investment, New York Select and New York Quality are Participating Funds.

The table below shows, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid during the calendar year 1998.

--------------------------------------------------------------------------------

                                              AGGREGATE COMPENSATION FROM THE FUNDS
                                   -----------------------------------------------------------
                                   CONNECTICUT   GEORGIA   MARYLAND   MASSACHUSETTS   MISSOURI
      NAME OF BOARD MEMBER           PREMIUM     PREMIUM   PREMIUM       PREMIUM      PREMIUM
----------------------------------------------------------------------------------------------
Robert P. Bremner                     $207        $163       $367         $191          $115
Lawrence H. Brown                      221         173        396          204           120
Anne E. Impellizzeri                   207         163        367          191           115
Peter R. Sawers                        207         163        369          191           115
William J. Schneider                   207         163        367          191           115
Judith M. Stockdale                    207         163        367          191           115
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            AGGREGATE COMPENSATION FROM THE FUNDS
                              ------------------------------------------------------------------
                              NEW YORK         NEW YORK        NEW YORK    NEW YORK     NEW YORK
    NAME OF BOARD MEMBER         VALUE   PERFORMANCE(1)   INVESTMENT(1)   SELECT(1)   QUALITY(1)
------------------------------------------------------------------------------------------------
Robert P. Bremner               $224          $832            $583          $764         $801
Lawrence H. Brown                243           907             636           834          874
Anne E. Impellizzeri             225           832             583           764          801
Peter R. Sawers                  225           839             629           827          865
William J. Schneider             224           832             583           764          801
Judith M. Stockdale              224           832             583           764          801
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                 TOTAL
                                                                              COMPENSATION
                                                                              NUVEEN FUNDS
                                                                              ACCRUED FOR
                                  AGGREGATE COMPENSATION FROM THE FUNDS     BOARD-MEMBERS(2)
                                  ----------------------------------------------------------
                                                       NORTH
                                            INSURED   CAROLINA   VIRGINIA
     NAME OF BOARD MEMBER                  NEW YORK   PREMIUM    PREMIUM
--------------------------------------------------------------------------------------------
Robert P. Bremner                            $280       $239       $315         $71,500
Lawrence H. Brown                             306        256        339          79,100
Anne E. Impellizzeri                          280        239        315          71,500
Peter R. Sawers                               281        239        316          72,000
William J. Schneider                          280        239        315          71,500
Judith M. Stockdale                           280        239        315          72,000

--------------------------------------------------------------------------------

(1) Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the New York funds that are Participating Funds (including the return from the assumed investment in the eligible Nuveen Funds) payable are:

                                             DEFERRED FEES
                            ------------------------------------------------
                             NEW YORK       NEW YORK    NEW YORK    NEW YORK
   NAME OF BOARD MEMBER     PERFORMANCE   INVESTMENT     SELECT     QUALITY
----------------------------------------------------------------------------
Mr. Bremner                    $ 36          $ 42         $ 55        $ 57
Ms. Impellizzeri                241           279          368         383
Mr. Sawers                      243           326          431         446
Mr. Schneider                   241           279          368         383
Ms. Stockdale                    60            70           92          96

(2) Includes compensation for service on the boards of the NAC Funds for the calendar year ended December 31, 1998.

Peter R. Sawers and Timothy R. Schwertfeger serve as members of the executive committee of the Board of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, are limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) or (ii) matters of administrative or ministerial nature. The executive committee of each Fund, other than New York Performance, New York Investment, New York Select and New York Quality held one meeting during its last fiscal year. The executive committee of the aforementioned New York Funds each held two meetings during its last fiscal year.

Lawrence H. Brown and Timothy R. Schwertfeger are the current members of the dividend committee for each Fund. The dividend committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each Fund held thirteen meetings during its last fiscal year.

Each Fund's Board has an audit committee composed of Robert P. Bremner, Lawrence
H. Brown, Anne E. Impellizzeri, Peter R. Sawers, William J. Schneider and Judith
M. Stockdale, Board Members who are not "interested persons" of the Fund. The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee of each Fund held two meetings during its last fiscal year.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a nominating committee composed of the Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The nominating committees of each Fund held one meeting during its last fiscal year. No policy or procedure has been established as to the recommendation of Board Member nominees by shareholders.

The Board of New York Value, and all other non-New York Funds, held five meetings during its last fiscal year. All New York Funds, excluding New York Value, held six meetings during its last fiscal year. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof).

The following table sets forth information as of September 30, 1999 with respect to each executive officer of the Funds, other than Mr. Schwertfeger who is a Board Member and included in the table relating to nominees for the Board. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire in July 2000.

------------------------------------------------------------------------------------------
                                          POSITIONS             BUSINESS EXPERIENCE
         NAME            BIRTHDATE       WITH FUNDS           AND PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------------
Alan G. Berkshire        12/28/60    Vice President and   Vice President and General
                                     Assistant Secretary  Counsel (since September 1997)
                                     (since 1998)         and Secretary (since May 1998)
                                                          of The John Nuveen Company and
                                                          John Nuveen & Co. Incorporated;
                                                          Vice President (since September
                                                          1997, and Assistant Secretary
                                                          (since July 1999) of Nuveen
                                                          Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.;
                                                          prior thereto, Partner in the
                                                          law firm of Kirkland & Ellis.

Peter H. D'Arrigo        11/28/67    Vice President and   Vice President of John Nuveen &
                                     Treasurer            Co. Incorporated (since January
                                     (since 1999)         1999), prior thereto, Assistant
                                                          Vice President (from January
                                                          1997); formerly Associate of
                                                          John Nuveen & Co. Incorporated;
                                                          Chartered Financial Analyst.

Michael S. Davern         6/26/57    Vice President       Vice President of Nuveen
                                     (since 1998)         Advisory Corp. (since January
                                                          1997); prior thereto, Vice
                                                          President and Portfolio Manager
                                                          of Flagship Financial Inc. (from
                                                          September 1991 to January 1997).

------------------------------------------------------------------------------------------
                                          POSITIONS             BUSINESS EXPERIENCE
         NAME            BIRTHDATE       WITH FUNDS           AND PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------------
Lorna C. Ferguson        10/24/45    Vice President       Vice President of John Nuveen &
                                     (since 1998)         Co. Incorporated; Vice President
                                                          of Nuveen Advisory Corp. and
                                                          Nuveen Institutional Advisory
                                                          Corp. (since January 1998).

William M. Fitzgerald      3/2/64    Vice President       Vice President of Nuveen
                                     (since 1996)         Advisory Corp. (since December
                                                          1995); prior thereto, Assistant
                                                          Vice President of Nuveen
                                                          Advisory Corp. (from September
                                                          1992 to December 1995);
                                                          Chartered Financial Analyst.

Stephen D. Foy            5/31/54    Vice President and   Vice President of John Nuveen &
                                     Controller           Co. Incorporated and (since May
                                     (since 1998)         1998) The John Nuveen Company;
                                                          Certified Public Accountant.

J. Thomas Futrell          7/5/55    Vice President       Vice President of Nuveen
                                     (since 1991)         Advisory Corp; Chartered
                                                          Financial Analyst.

Richard A. Huber          3/26/63    Vice President       Vice President of Nuveen
                                     (since 1998)         Institutional Advisory Corp.
                                                          (since March 1998) and Nuveen
                                                          Advisory Corp. (since January
                                                          1997); prior thereto, Vice
                                                          President and Portfolio Manager
                                                          of Flagship Financial Inc.

Steven J. Krupa           8/21/57    Vice President       Vice President of Nuveen
                                     (since 1990)         Advisory Corp.

Larry W. Martin           7/27/51    Vice President       Vice President, Assistant
                                     (since 1993) and     Secretary and Assistant General
                                     Assistant Secretary  Counsel of John Nuveen & Co.
                                     (since 1988)         Incorporated; Vice President and
                                                          Assistant Secretary of Nuveen
                                                          Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.;
                                                          Assistant Secretary of The John
                                                          Nuveen Company and (since
                                                          January 1997) Nuveen Asset
                                                          Management Inc.

Edward F. Neild, IV        7/7/65    Vice President       Vice President of Nuveen
                                     (since 1996)         Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.
                                                          (since September 1996); prior
                                                          thereto, Assistant Vice
                                                          President of Nuveen Advisory
                                                          Corp. (from December 1993 to
                                                          September 1996) and Nuveen
                                                          Institutional Advisory Corp.
                                                          (from May 1995 to September
                                                          1996); Chartered Financial
                                                          Analyst.

------------------------------------------------------------------------------------------
                                          POSITIONS             BUSINESS EXPERIENCE
NAME                      BIRTHDATE       WITH FUNDS            AND PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------------
Stephen S. Peterson       9/20/57    Vice President       Vice President (since September
                                     (since 1997)         1997); Assistant Vice President
                                                          (from September 1996 to
                                                          September 1997) and, prior
                                                          thereto, Portfolio Manager, of
                                                          Nuveen Advisory Corp.; Chartered
                                                          Financial Analyst.

Stuart W. Rogers           5/1/56    Vice President       Vice President of John Nuveen &
                                     (since 1997)         Co. Incorporated.

Thomas C. Spalding, Jr.   7/31/51    Vice President       Vice President of Nuveen
                                     (since 1987)         Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.;
                                                          Chartered Financial Analyst.

Gifford R. Zimmerman       9/9/56    Vice President       Vice President, Assistant
                                     (since 1993) and     Secretary and Associate General
                                     Secretary (since     Counsel, formerly Assistant
                                     1998)                General Counsel, of John Nuveen
                                                          & Co. Incorporated; Vice
                                                          President and Secretary (since
                                                          July 1999) of Nuveen Advisory
                                                          Corp. and Nuveen Institutional
                                                          Advisory Corp.; Assistant
                                                          Secretary of The John Nuveen
                                                          Company; Chartered Financial
                                                          Analyst.
------------------------------------------------------------------------------------------

On September 30, 1999 Board Members and executive officers of the Funds as a group beneficially owned 389,174 common shares of all funds managed by the Adviser or Nuveen Institutional Advisory Corp. (includes Deferred Units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan, but excludes shares of money market funds). Board Members and executive officers of the Funds as a group beneficially owned 1,000 shares of Common Stock of New York Select, but did not beneficially own any Common Shares of any other Fund or any shares of MuniPreferred of any Fund. As of September 22, 1999, no shareholder owned more than 5% of any class of shares of any Fund.

2. SELECTION OF INDEPENDENT AUDITORS

The members of each Fund's Board who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records for each Fund for its current fiscal year. Ernst & Young LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

SECTION 16(a) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act"), as amended, require each Fund's Board Members and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year all Section 16(a) filing requirements applicable to that Fund's Board Members and officers, investment adviser and affiliated persons of the investment adviser were complied with.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 2000, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than June 12, 2000. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than August 31, 2000. Timely submission of a proposal does not mean that such proposal will be included.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives.

FISCAL YEAR

The last fiscal year for each Fund except for the New York Funds was May 31, 1999 and for the New York Funds was September 30, 1999.

ANNUAL REPORT DELIVERY

Annual reports for the Funds' fiscal year ended in 1998 were sent to shareholders of record of each Fund following each Fund's fiscal year end. The 1999 annual report for each Fund

(except the New York Funds) was made available on or before July 31, 1999 and for the New York Funds, is expected to be available on or before November 30, 1999. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Secretary

                                                                         NTC1199

[NUVEEN LOGO]                                                                     MARYLAND PREMIUM INCOME MUNICIPAL FUND
JOHN NUVEEN & CO., INC.                                                               ANNUAL MEETING OF SHAREHOLDERS

333 WEST WACKER DRIVE                                                                          COMMON SHARES
CHICAGO, IL 60606-1256
                                                                                 PROXY SOLICITED BY THE BOARD OF TRUSTEES
                                                                                  FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                                                             NOVEMBER 17, 1999

                                                                              The annual meeting of shareholders will be held
                                                                              Wednesday, November 17, 1999, at 10:00 a.m.
                                                                              Central Time, in the 31st Floor Conference Room of
                                                                              John Nuveen & Co. Incorporated, 333 West Wacker
                                                                              Drive, Chicago, Illinois. At this meeting, you
                                                                              will be asked to vote on the proposals described
                                                                              in the proxy statement attached. The undersigned
                                                                              hereby appoints Timothy R. Schwertfeger, Alan G.
                                                                              Berkshire, Larry W. Martin and Gifford R.
                                                                              Zimmerman, and each of them, with full power of
                                                                              substitution, proxies for the undersigned to
                                                                              represent and vote the shares of the undersigned
                                                                              at the annual meeting of shareholders to be held
                                                                              on November 17, 1999, or any adjournment or
                                                                              adjournments thereof.


You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted "FOR" all of the proposals. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X                                    KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


MARYLAND PREMIUM INCOME MUNICIPAL FUND
Common Shares

      Vote On Proposals                                  For    Withhold     For All     To withhold authority to vote, mark "For
                                                         All      All        Except      All Except" and write the nominee's
                                                                                         number on the line below.
      1.   ELECTION OF NOMINEES TO THE BOARD             [ ]      [ ]         [ ]
           01) Robert P. Bremner
           02) Lawrence H. Brown                                                         -----------------------------------------
           03) Anne E. Impellizzeri
           04) Peter R. Sawers
           05) Judith M. Stockdale

      2.   RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE           For  Against   Abstain
           CURRENT FISCAL YEAR
                                                                                                        [ ]   [ ]        [ ]

            WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE,
            DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE
            SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE
            CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET
            (www.proxyvote.com).

            In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

            The shares to which this proxy relates will be voted as specified.
            If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

            Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

            NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.

           -----------------------------------------------                  -------------------------------------------------
           Signature (PLEASE SIGN WITHIN BOX)         Date                  Signature (Joint Owners)                     Date


[NUVEEN LOGO]                                                                   MARYLAND PREMIUM INCOME MUNI FD SERIES W
JOHN NUVEEN & CO., INC.                                                             ANNUAL MEETING OF SHAREHOLDERS

333 WEST WACKER DRIVE                                                     MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES
CHICAGO, IL 60606-1256
                                                                               PROXY SOLICITED BY THE BOARD OF TRUSTEES
                                                                                FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                                                           NOVEMBER 17, 1999

                                                                        The annual meeting of shareholders will be held Wednesday,
                                                                        November 17, 1999, at 10:00 a.m. Central Time, in the 31st
                                                                        Floor Conference Room of John Nuveen & Co. Incorporated,
                                                                        333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in
                                                                        the proxy statement attached. The undersigned hereby
                                                                        appoints Timothy R. Schwertfeger, Alan G. Berkshire, Larry
                                                                        W. Martin and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the
                                                                        annual meeting of shareholders to be held on November 17,
                                                                        1999, or any adjournment or adjournments thereof.


You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted "FOR" all of the proposals. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X                                    KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.



MARYLAND PREMIUM INCOME MUNI FD SERIES W
Preferred Shares

      Vote On Proposals                                     For    Withhold    For All    To withhold authority to vote, mark "For
                                                            All      All        Except    All Except" and write the nominee's
                                                                                          number on the line below.
      1.   ELECTION OF NOMINEES TO THE BOARD                [ ]      [ ]        [ ]
           01) William J. Schneider
           02) Timothy R. Schwertfeger                                                    -----------------------------------------
           03) Robert P. Bremner
           04) Lawrence H. Brown
           05) Anne E. Impellizzeri
           06) Peter R. Sawers
           07) Judith M. Stockdale

      2.   RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE
           CURRENT FISCAL YEAR

            WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE,
            DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE
            SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE
            CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET
            (www.proxyvote.com).

            In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

            The shares to which this proxy relates will be voted as specified.
            If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

            Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

            NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.


      ------------------------------------------------                   -----------------------------------------------
      Signature (PLEASE SIGN WITHIN BOX)          Date                   Signature (Joint Owners)                   Date


[NUVEEN LOGO]                                                                   MARYLAND PREMIUM INCOME MUNI FD SERIES TH
JOHN NUVEEN & CO., INC.                                                             ANNUAL MEETING OF SHAREHOLDERS

333 WEST WACKER DRIVE                                                     MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES
CHICAGO, IL 60606-1256
                                                                               PROXY SOLICITED BY THE BOARD OF TRUSTEES
                                                                                FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                                                           NOVEMBER 17, 1999

                                                                        The annual meeting of shareholders will be held Wednesday,
                                                                        November 17, 1999, at 10:00 a.m. Central Time, in the 31st
                                                                        Floor Conference Room of John Nuveen & Co. Incorporated,
                                                                        333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in
                                                                        the proxy statement attached. The undersigned hereby
                                                                        appoints Timothy R. Schwertfeger, Alan G. Berkshire, Larry
                                                                        W. Martin and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the
                                                                        annual meeting of shareholders to be held on November 17,
                                                                        1999, or any adjournment or adjournments thereof.


You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted "FOR" all of the proposals. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X                                    KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.



MARYLAND PREMIUM INCOME MUNI FD SERIES TH
Preferred Shares

      Vote On Proposals                                     For    Withhold    For All    To withhold authority to vote, mark "For
                                                            All      All        Except    All Except" and write the nominee's
                                                                                          number on the line below.
      1.   ELECTION OF NOMINEES TO THE BOARD                [ ]      [ ]        [ ]
           01) William J. Schneider
           02) Timothy R. Schwertfeger                                                    -----------------------------------------
           03) Robert P. Bremner
           04) Lawrence H. Brown
           05) Anne E. Impellizzeri
           06) Peter R. Sawers
           07) Judith M. Stockdale

      2.   RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE
           CURRENT FISCAL YEAR

            WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE,
            DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE
            SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE
            CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET
            (www.proxyvote.com).

            In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

            The shares to which this proxy relates will be voted as specified.
            If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

            Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

            NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.


      ------------------------------------------------                   -----------------------------------------------
      Signature (PLEASE SIGN WITHIN BOX)          Date                   Signature (Joint Owners)                   Date
